Exhibit 10.18(a)

FIRST AMENDMENT TO LEASE

This First Amendment To Lease (“Amendment”), dated as of April 1, 2002, between W. Andrew Wright (“Landlord”) and Addus HealthCare, Inc. (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Office Lease for Addus HealthCare, Inc., dated April 1, 1999 (“Lease”); and,

WHEREAS, the parties wish to extend and make certain other changes to said Lease.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	All capitalized terms used herein shall have the same meaning ascribed to them in the Lease, unless otherwise specifically defined herein.

2.	The Schedule of the Lease is hereby amended and restated in its entirety as follows:

(1)	Premises: Entire second floor and the northern portion of the first floor not currently occupied, as of the date of this Amendment, by Aadus Banc Corp.

(2)	Annual Base Rent:	$408,000.00

(3)	Monthly Base Rent:	$34,000.00

(4)	Tenant’s Proportionate Share:	the Premises

(5)	Base Expenses or Base Expense Year:	1999

(6)	Base Taxes or Base Tax Year:	1999

(7)	CPI Factor:	N/A

(8)	CPI Base Month:	N/A

(9)	Security Deposit:	None

(10)	Broker:	N/A

(11)	Commencement Date of First Amendment:	April 1, 2002

(12)	Expiration Date of First Amendment:	March 31, 2007

(13)	Guarantor:	None

3.	Except as expressly modified and superceded by this Amendment, the terms and provisions of the Lease are ratified and confirmed, and shall continue in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment To Lease as of the day and year first above written.

Tenant: Addus HealthCare, Inc.		Landlord: W. Andrew Wright

By:	/s/ W. Andrew Wright	By:	/s/ W. Andrew Wright
Title:	President		W. Andrew Wright